American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2060 Portfolio
October 31, 2022

One Choice Blend+ 2060 Portfolio - Schedule of Investments
OCTOBER 31, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 62.0%
Avantis U.S. Equity Fund G Class	95,387	1,268,644
Avantis U.S. Small Cap Value Fund G Class	7,846	116,122
Focused Dynamic Growth Fund G Class	20,864	827,864
Focused Large Cap Value Fund G Class	85,091	841,553
Heritage Fund G Class	9,455	201,489
Mid Cap Value Fund G Class	12,696	203,001
Small Cap Growth Fund G Class	6,273	114,923
		3,573,596
International Equity Funds — 28.1%
Avantis Emerging Markets Equity Fund G Class	16,737	151,971
Avantis International Equity Fund G Class	49,051	460,592
Emerging Markets Fund G Class	25,530	231,305
Focused International Growth Fund G Class	18,557	258,312
Global Real Estate Fund G Class	14,418	158,166
International Small-Mid Cap Fund G Class	12,063	104,703
Non-U.S. Intrinsic Value Fund G Class	32,815	257,600
		1,622,649
Domestic Fixed Income Funds — 7.2%
Avantis Core Fixed Income Fund G Class	38,084	308,101
High Income Fund G Class	9,762	78,293
Inflation-Adjusted Bond Fund G Class	2,556	28,070
		414,464
International Fixed Income Funds — 2.7%
Emerging Markets Debt Fund G Class	5,056	41,612
Global Bond Fund G Class	12,973	113,128
		154,740
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $6,189,680)		5,765,449
OTHER ASSETS AND LIABILITIES†		(484)
TOTAL NET ASSETS — 100.0%		$5,764,965

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.  The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2022 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$1,028	$473	$238	$6	$1,269	95	$(40)	—
Avantis U.S. Small Cap Value Fund	92	40	20	4	116	8	(3)	—
Focused Dynamic Growth Fund	680	366	183	(35)	828	21	(46)	—
Focused Large Cap Value Fund	673	300	145	14	842	85	(23)	$6
Heritage Fund	165	77	41	—	201	9	(9)	—
Mid Cap Value Fund	162	72	31	—	203	13	(6)	2
Small Cap Growth Fund	91	43	22	3	115	6	(6)	—
Avantis Emerging Markets Equity Fund	124	69	27	(14)	152	17	(7)	—
Avantis International Equity Fund	377	192	87	(22)	460	49	(22)	—
Emerging Markets Fund	185	110	48	(16)	231	26	(17)	—
Focused International Growth Fund	210	116	54	(14)	258	19	(17)	—
Global Real Estate Fund	127	75	32	(12)	158	14	(11)	—
International Small-Mid Cap Fund	87	41	20	(3)	105	12	(7)	—
Non-U.S. Intrinsic Value Fund	209	109	48	(12)	258	33	(13)	—
Avantis Core Fixed Income Fund	249	140	64	(17)	308	38	(9)	2
High Income Fund	64	31	16	(1)	78	10	(3)	1
Inflation-Adjusted Bond Fund	23	12	5	(2)	28	3	(1)	—
Emerging Markets Debt Fund	34	17	8	(1)	42	5	(1)	—
Global Bond Fund	92	48	22	(5)	113	13	(3)	1
	$4,672	$2,331	$1,111	$(127)	$5,765	476	$(244)	$12
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.